Exhibit 99.1

RiceBran Technologies Warns of Hostile Takeover by Dissident Group Without Control Premium

Urges Shareholders to Protect the Value of Their Investment by Voting on the WHITE Proxy Card FOR the Company’s Highly Qualified and Experienced Director Nominees

SCOTTSDALE, Arizona (June 13, 2016) – RiceBran Technologies (NASDAQ: RIBT and RIBTW) (the “Company”), a global leader in the production and marketing of value added products derived from rice bran, today issued a letter to shareholders in connection with the Company’s 2016 Annual Meeting of Shareholders that is scheduled for June 22, 2016 in Scottsdale, Arizona. The Company’s Board of Directors unanimously recommends that shareholders vote on the WHITE proxy card “FOR” the reelection of the Company’s highly qualified and experienced director nominees: W. John Short, Marco V. Galante, David Goldman, Baruch Halpern, Henk W. Hoogenkamp, Robert C. Schweitzer and Peter A. Woog.

The full text of the letter follows:

June 13, 2015

Dear Fellow Shareholders:

Your vote at this year's Annual Meeting of Shareholders on June 22, 2016 is critically important to the future of RiceBran Technologies (“RiceBran” or the “Company”) and to continuing the significant progress your Board of Directors (the “Board”) has made transitioning your Company from a predominantly animal nutrition company to a fast growing provider of functional food ingredients, human food ingredients and packaged functional foods. We urge you to protect the value of your investment by voting on the WHITE proxy card “FOR” RiceBran’s highly qualified and experienced director nominees: W. John Short, Marco V. Galante, David Goldman, Baruch Halpern, Henk W. Hoogenkamp, Robert C. Schweitzer, and Peter A. Woog.

As you know, RiceBran is under attack by a dissident group, LF-RB Group, who has chosen to launch a highly disruptive proxy fight in an attempt to gain control of your Company for their own benefit at the expense of long-term shareholder value. LF-RB Group is seeking to replace five of RiceBran’s highly qualified directors with candidates who lack institutional knowledge of your Company, and equally as alarming, is planning to replace our CEO with an individual who has NO experience managing a public company and NO C-suite experience. If the dissidents succeed, they will have effectively acquired control of your Company without payment of a control premium that accompanies a traditional takeover.  We believe these proposed actions are ill-informed, self-serving and dangerous. They risk disrupting the execution of the winning strategy of your Board and Management team to drive performance and long-term profitable growth.

LF-RB GROUP’S DIRECTOR NOMINEES LACK RELEVANT BUSINESS AND LEADERSHIP EXPERIENCE AND ARE UNQUALIFIED TO SERVE ON YOUR BOARD

Unlike your Company’s highly qualified incumbent directors, who have deep operational experience and an intimate understanding of the natural food and nutritional supplement landscape, the dissident candidates have considerable deficiencies in industry expertise, functional responsibility and relevant business experience.

You should be aware that, if successful in its bid to take control of your Company, LF-RB Group plans to replace your current CEO, who has more than 25 years of C-suite experience managing multi-national businesses in Asia, Europe and the U.S., with a 36-year-old individual who has NO experience managing a public company and NO C-suite experience.

The composition of your Board is something we take very seriously, and we believe the incumbent directors’ experience, expertise and alignment with shareholders are critical for RiceBran’s continued transformation into a high margin growth vehicle within the natural, organic and functional foods market. In examining their credentials, your Board unanimously agrees the majority of LF-RB Group’s director nominees are unqualified to serve on the RiceBran Board. Put simply, the dissident’s candidates do not meet RiceBran’s rigorous criteria of required industry, functional responsibility and business experience.

Given their skills and experience deficiencies and absence of a clear plan to maximize shareholder value, we are left to wonder how the dissident’s nominees are better suited to oversee RiceBran’s strategic direction than your Company’s highly qualified incumbent directors. Rather than engage in a constructive dialogue to understand the business, LF-RB Group is asking shareholders to “trust” that it will be able to come up with a better plan after its nominees have been put on the Board. We don’t believe this trust is warranted.

Your Board and Management Team are firmly committed to bolstering the Company’s financial results and maximizing its long-term potential by making RiceBran a stronger, more focused organization. The Company’s current strategy to “convert feed to food” has produced notable gains in the two most recent quarters and affords RiceBran additional business opportunities in what we believe to be the highest margin, fastest growing segments of the US food market. Maintaining the current composition of your Board is vital to ensure the strategic actions being undertaken continue to progress.

The question then for shareholders is clear: Do LF-RB Group’s director nominees possess significant experience and relevant knowledge that would be valuable to the Board and is that experience and knowledge superior to that possessed by the incumbent directors they propose to replace?

We believe that by any objective measure the answer to both questions is a clear and convincing “NO.”

RICEBRAN’S BOARD IS COMMITTED TO BEST-IN-CLASS CORPORATE GOVERNANCE PRACTICES

In an attempt to advance its self-serving agenda, LF-RB Group has disingenuously questioned your Board’s alignment with shareholders and attacked the Company’s corporate governance practices. The fact is that your Board is fully committed to delivering superior results while serving the best interests of ALL RiceBran shareholders. Your Board is also fully committed to best-in-class corporate governance practices as evidenced by its current profile:

•	All directors are elected annually;

•	Separate Chairman and CEO roles.

•	Five of the Company’s seven directors are independent, with one new independent director appointed in 2015;

•	Average director tenure is just over three years, significantly less than the 8.5 year average tenure of directors at S&P 500 companies according to Spencer Stuart’s 2015 US Board Index[1];

•	Majority of directors have C-level experience or prior corporate board experience;

•	Audit, Compensation and Nominating Committees consist only of independent directors;

•	Strong shareholder rights: shareholder can call special meetings and act by written consent; no staggered board or poison pill.

Best-in-class corporate governance is a top priority at RiceBran, and your Board is proud of its ongoing efforts to ensure its interests are closely aligned with shareholders. For LF-RB Group to suggest otherwise reflects either a willful mischaracterization or a fundamental lack of institutional knowledge of your Company. Regardless of the reason behind this inaccurate depiction, the truth remains that RiceBran’s Board is dedicated to enacting shareholder-friendly corporate governance practices.

1 Spencer Stuart U.S. Board Index 2015, https://www.spencerstuart.com/~/media/pdf%20files/research%20and%20insight%20pdfs/ssbi-2015_110215-web.pdf?la=en

In accordance with the Company’s commitment to engage in open, transparent communication with its shareholders, your Board feels compelled to address the concerns LF-RB Group expressed regarding executive compensation. The Compensation Committee takes seriously its role in the governance of compensation programs, including how these programs should evolve as it relates to the alignment of pay and performance. The Compensation Committee also carefully considers the views expressed by shareholders and its external compensation advisor, Mercer (USA) Inc. (“Mercer”), during its annual review.

In 2014, shareholders approved, and the Board adopted, an equity incentive plan structured by the Compensation Committee and Mercer to help create long-term equity participation in the Company and assist it in attracting, retaining, motivating and rewarding employees. Comparable market data was gathered from published surveys and a peer group of publicly-traded companies similar in size and industry to RiceBran to determine cash and equity compensation.

Relative to executive officer equity-based compensation, our equity incentive plan includes an annual grant of stock options and restricted stock. Accordingly, your CEO, John Short, was granted stock options and awards in 2014 that greatly skewed his total compensation compared to prior years. This was due to a one-time payment the Company was contractually obligated to pay Mr. Short, which was previously deferred due to capital constraints, in connection with the Company’s successful financial restructuring.

It should be noted that Mr. Short’s annual salary increased a modest 2% from 2013 to 2014 and his total compensation decreased 50% in 2015. The Compensation Committee continues to utilize comparable peers and market data to set appropriate pay levels and long term incentive awards for RiceBran’s executive officers.

PLEASE VOTE THE WHITE PROXY CARD TODAY

Your vote matters and your Board believes that your interests are best served by the re-election of Messrs. Short, Galante, Goldman, Halpern, Hoogenkamp, Schweitzer, and Woog, who have all played an integral role in helping transform RiceBran into a turnkey provider of healthy natural products. We believe the LF-RB Group’s ambush tactics and the lack of any kind of plan for the business risks derailing the significant progress your Board has made towards profitable growth.

We believe RiceBran’s shareholders can protect the value of their investment by voting on the WHITE proxy card “FOR” the reelection of your Board’s highly qualified and experienced director nominees: W. John Short, Marco V. Galante, David Goldman, Baruch Halpern, Henk W. Hoogenkamp, Robert C. Schweitzer, and Peter A. Woog.

Your vote is extremely important, no matter how many or how few shares you own. As the annual meeting date is quickly approaching, we urge you to vote TODAY by telephone, online, or by signing and dating the enclosed WHITE proxy card and returning it in the postage-paid envelope provided. Please do NOT return or otherwise vote any gold proxy card that may be sent to you by LF-RB Group. If you have any questions or need assistance voting your shares, please contact our proxy solicitor, Morrow & Co., stockholders should call 800-662-5200 and banks and brokers should call 203-658-9400 or by email at ricebran@morrowco.com.

On behalf of the Board of Directors, thank you for your continued support.

Sincerely,

Robert C. Schweitzer, Chairman of the Board                              W. John Short, Chief Executive Officer

Your Vote Is Important, No Matter How Many Or How Few Shares You Own.
Please vote the WHITE proxy card TODAY.  If you have any questions or require any assistance with voting your shares, or if you need additional copies of the proxy materials, please contact:

Morrow & Co.
470 West Ave
Stamford, CT 06902
ricebran@morrowco.com
Stockholders call toll free: 800-662-5200
Banks and brokers call: 203-658-9400

Vinson & Elkins LLP and Weintraub Tobin are serving as legal counsel to the Company.

About RiceBran Technologies

RiceBran Technologies is a packaged functional food, functional food ingredient, human food ingredient and animal nutrition company focused on the procurement, bio-refining and marketing of numerous products derived from traditional and organic rice bran.  RiceBran Technologies has proprietary and patented technology that allows us to convert rice bran, one of the world's most underutilized food sources, into a number of highly nutritious packaged functional foods, functional food ingredients, human food ingredients and animal nutrition products. Our target markets are retailers, brand owners, wholesalers and manufacturers of packaged functional foods, functional food ingredients, human food ingredients and animal nutrition products, both domestically and internationally. More information can be found in the Company's filings with the SEC and by visiting our website at http://www.ricebrantech.com.

Important Additional Information

RiceBran Technologies (“RiceBran”), its directors and certain of its executive officers are participants in the solicitation of proxies from RiceBran shareholders in connection with the matters to be considered at RiceBran’s 2016 Annual Meeting of Shareholders. In connection with its solicitation of proxies from RiceBran shareholders, RiceBran filed its definitive proxy statement and WHITE proxy card with the U.S. Securities and Exchange Commission (the “SEC”) on April 29, 2016 and supplemented its definitive proxy statement on May 11, 2016 and June 2, 2016. RICEBRAN SHAREHOLDERS ARE STRONGLY ENCOURAGED TO READ ANY SUCH PROXY STATEMENT AND ACCOMPANYING WHITE PROXY CARD AS SOON AS THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. Information regarding the ownership of RiceBran’s directors and executive officers in RiceBran’s stock, restricted stock and options is included in their SEC filings on Forms 3, 4, and 5, which can be found through RiceBran’s website (www.ricebrantech.com) in the section “Investor Relations” or through the SEC’s website at www.sec.gov. Information can also be found in RiceBran’s other SEC filings, including RiceBran’s definitive proxy statement for the 2016 Annual Meeting and its Annual Report on Form 10-K for the fiscal year ended December 31, 2015. Shareholders will be able to obtain any proxy statement, any amendments or supplements to the proxy statement and other documents filed by RiceBran with the SEC for no charge at the SEC’s website at www.sec.gov. Copies of these documents will also be available at no charge at RiceBran’s website at www.ricebrantech.com, by writing to RiceBran Technologies, at 6720 N. Scottsdale Road, Suite 390, Scottsdale, Arizona 85253, Attn: Investor Relations, or by calling RiceBran’s proxy solicitor, Morrow & Co., toll-free at 800-662-5200 for shareholders, or 203-658-9400 for banks and brokers.

Forward-Looking Statements

This release includes forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. While these statements are made to convey to the public RiceBran’s progress, business opportunities and growth prospects, readers and listeners are cautioned that such forward-looking statements represent management’s opinion. Although management believes that the expectations reflected in our forward-looking statements are based on reasonable assumptions, actual results may differ materially from those described. RiceBran’s operations and business prospects are always subject to risk and uncertainties. Important factors that may cause actual results to differ are set forth in RiceBran’s filings with the SEC. RiceBran undertakes no obligation to update the results of these forward-looking statements to reflect events or circumstances after today or to reflect the occurrence of unanticipated events. This presentation does not constitute an offer to sell securities including but not limited to within any jurisdiction in which the sale of such securities would be unlawful. This presentation does not constitute a solicitation or offer to sell securities. Such offer and the information set forth herein have not been reviewed, approved or disapproved, nor has the accuracy or adequacy of the information set forth herein been passed upon, by the SEC or any state securities administrator. Any representation to the contrary is a criminal offense. An investment in the securities offered by RiceBran is speculative and involves a high degree of risk. Investment in the securities offered hereby is suitable only for persons of substantial financial means who can afford a total loss of their investment. RiceBran is a reporting company pursuant to the Securities Exchange Act of 1934, as amended, and makes periodic filings with the SEC at the SEC’s website at www.sec.gov. Prospective investors are urged to read these documents and any other relevant documents to be filed by RiceBran with the SEC when they become available because they contain and will contain important information.

Contacts:

Investors:
Ascendant Partners, LLC
Fred Sommer, 732-410-9810
fred@ascendantpartnersllc.com

or

Media:
ICR
Phil Denning, 646-277-1258
Phil.Denning@icrinc.com
or
Jason Chudoba, 646-277-1249
Jason.Chudoba@icrinc.com